FIRST AMENDMENT

                                 to that certain

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This FIRST AMENDMENT (this "AMENDMENT"), dated as of April 29, 2005, to that certain Second Amended and Restated Credit and Security Agreement, dated as of January 2, 2004 (as modified and supplemented and in effect from time to time, the "CREDIT Agreement"), among Columbus McKinnon Corporation, a corporation organized under the laws of New York (the "BORROWER"), Larco Industrial Services Ltd., a business corporation organized under the laws of the Province of Ontario, Columbus McKinnon Limited, a business corporation organized under the laws of Canada, the Guarantors from time to time party thereto, the Lenders from time to time party thereto (collectively, the "LENDERS"), Bank of America, N.A., as Administrative Agent for such Lenders (the "AGENT") and as Issuing Lender.

     WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) The second table contained in the definition of "Applicable Margin" is hereby deleted and replaced with the following:



                  --------------------------------------------------------------------------------------------------
                         APPLICABLE MARGIN (% PER ANNUM)
                  --------------------------------------------------------------------------------------------------
                  ------------- ---------------------- -------------------- ------------------- --------------------
                     LEVEL      SENIOR LEVERAGE RATIO   LIBOR RATE LOANS     BASE RATE LOANS        UNUSED FEE
                  ------------- ---------------------- -------------------- ------------------- --------------------
                       I              =>3.00:1                2.00%               0.75%               0.375%
                  ------------- ---------------------- -------------------- ------------------- --------------------
                       II       => 2.50:1 and <3.00:1         1.75%               0.50%                0.25%
                  ------------- ---------------------- -------------------- ------------------- --------------------
                      III       => 2.00:1 and <2.50:1         1.75%               0.50%                0.20%
                  ------------- ---------------------- -------------------- ------------------- --------------------
                       IV             < 2.00:1                1.50%               0.25%                0.20%
                  ------------- ---------------------- -------------------- ------------------- --------------------




     (b) The definition of "Approved Restructuring Charges" is hereby deleted and replaced with the following:

               ""APPROVED RESTRUCTURING CHARGES" means cash restructuring charges incurred by the Borrower and/or its Subsidiaries and approved by the Agent up to an amount not to exceed $750,000 in the aggregate in any fiscal year.

     (c) The definition of "Agent" is hereby deleted and replaced with the following:

               ""AGENT"  means  Bank  of  America,   N.A.  in  its  capacity  as
               administrative agent for the Lenders hereunder."

     (d) The definition of "Agent's Office" is hereby deleted and replaced with the following:

               ""AGENT'S OFFICE" means 100 Federal Street, Boston, MA 02110."

     (e) The definition of "Cash Management Bank" is hereby deleted and replaced with the following:

               ""CASH MANAGEMENT BANK" means Bank of America, N.A."


     (f) The definition of "Domestic Borrowing Base" is hereby amended by (i) deleting the period at then end of clause (d) contained therein, (ii) substituting in lieu thereof the text "; PLUS" and (iii) adding the following new clause (e) at the end thereof.

               "(e) the lesser of (i) $15,000,000 and (ii) the Term Loan Borrowing Base, PLUS"

     (g) The definition of "Domestic Borrowing Base" is hereby further amended by deleting the second sentence contained in the last paragraph of such definition and substituting in lieu thereof the following:

               "Notwithstanding anything to the contrary set forth herein, the Agent may in its sole discretion at any time and from time to time, subject to subsections 11.2(b)(xi)) and (b)(xii), adjust the percentages of Eligible Accounts, Eligible Fixed Assets or of Eligible Inventory, change eligibility criteria contained in the definitions of Eligible Accounts, Eligible Fixed Assets or Eligible Inventory, and change and/or establish reserves (such reserves to be standard and customary for facilities of this nature) taken in respect of Eligible Inventory, Eligible Fixed Assets and Eligible Accounts from time to time based upon the results of any appraisals or other sources of information which demonstrate in the Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the Borrower or any Domestic Subsidiary and/or the marketability or composition of inventory and fixed assets of the Borrower or any Domestic Subsidiary and/or other market changes affecting the value of accounts, inventory or fixed assets comprising the Domestic Borrowing Base."

     (h) The definition of "Eligible Accounts" is hereby amended by (i) deleting clause (xv) contained therein, (ii) redesignating the existing clause (xvi) contained therein as clause (xv) and (iii) redesignating the existing clause
(xvii) contained therein as clause (xvi).

     (i) The definition of "Eligible Inventory" is hereby amended by deleting clause (vi) contained therein and substituting in lieu thereof the following:

               "(vi) it is not accounted for in the obsolescence reserve maintained by any Credit Party or has not been determined by the Agent in its sole discretion to constitute slow-moving inventory;"

     (j) The definition of "Extraordinary Receipts" is hereby amended by deleting clause (a) contained therein and substituting in lieu thereof "(a) INTENTIONALLY OMITTED,".

     (k) The definition of "Fee Letter" is hereby deleted and replaced with the following:

               ""FEE LETTER" means that certain Fee Letter, dated November 27, 2002, between the Borrower and Bank of America, N.A., as assignee of Fleet Capital Corporation.

     (l) The definition of "Fixed Charge Coverage Ratio" is hereby amended by deleting clause (b)(i) contained therein and substituting in lieu thereof the following:

               "(i) the aggregate amount of Interest Expense for such Reference Period (net of amortization during such Reference Period of financing costs incurred in connection with this Agreement, the Existing Credit Agreement, the Senior Subordinated Note Indenture and the Senior Note Indenture) and"

     (m) The definition of "Issuing Lender" is hereby deleted and replaced with the following:

               ""ISSUING LENDER" means (a) Bank of America, N.A. and (b) solely in connection with Letters of Credit outstanding on the First Amendment Effective Date, Fleet National Bank."

     (n) The definition of "LIBOR Rate" is deleted and replaced with the following:

               "LIBOR RATE" means, for any Interest Period with respect to a LIBOR Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period divided by a number equal to 1.00 minus the Eurocurrency Reserve Rate. If such rate is not available at such time for any reason, then the "LIBOR Rate" for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America 's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

     (o) The definition of "Revolving Credit Notes" is hereby amended be deleting the period contained therein and substituting in lieu thereof the following:

               ", as such promissory notes may be amended and restated from time to time."

     (p) The definition of "Senior Subordinated Note Documents" is hereby amended by deleting the period contained therein and substituting in lieu thereof the following:

               "; PROVIDED that, after the repayment in full of the Existing Senior Subordinated Notes and the issuance of the Additional Senior Subordinated Notes, "Senior Subordinated Note Documents" shall mean the Additional Senior Subordinated Note Documents."

     (q) The definition of "Senior Subordinated Note Indenture" is hereby amended by deleting the period contained therein and substituting in lieu thereof the following:

               "; PROVIDED that, after the repayment in full of the Existing Senior Subordinated Notes and the issuance of the Additional Senior Subordinated Notes, "Senior Subordinated Note Indenture" shall mean the Additional Senior Subordinated Note Indenture."

     (r) The definition of "Senior Subordinated Notes" is hereby deleted and replaced with the following:

               ""SENIOR SUBORDINATED NOTES" means the Existing Senior Subordinated Notes; PROVIDED that, after the repayment in full of the Existing Senior Subordinated Notes and the issuance of the Additional Senior Subordinated Notes, "Senior Subordinated Notes" shall mean the Additional Senior Subordinated Notes.

     (s) The definition of "Special Counsel" is hereby amended by deleting the reference to "Fleet Capital Corporation" contained therein and substituting in lieu thereof a reference to "Bank of America, N.A.".

     (t) The definition of "Total Revolving Credit Commitment" is hereby amended by adding the following sentence at the end of such definition:

               "On the First Amendment Effective Date, the Total Revolving Credit Commitment is $65,000,000."

     (u) The following definitions are hereby added to Section 1.1 of the Credit Agreement and inserted in correct alphabetical order:

               ""ADDITIONAL SENIOR SUBORDINATED NOTES" means the Borrower's senior subordinated notes to be issued pursuant to the Additional Senior Subordinated Indenture, on terms and conditions (including, without limitation, subordination provisions) satisfactory to the Agent, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

               "ADDITIONAL SENIOR SUBORDINATED NOTE DOCUMENTS" means the Additional Senior Subordinated Note Indenture, the Additional Senior Subordinated Notes and all other documents, instruments and agreements executed and delivered in connection with the Additional Senior Subordinated Notes, in each case, in form and substance satisfactory to the Agent, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

               "ADDITIONAL SENIOR SUBORDINATED NOTE INDENTURE" means the Indenture relating to the Additional Senior Subordinated Notes, in form and substance satisfactory to the Agent, as the same shall, subject to the terms and conditions of this Agreement, be amended from time to time.

               "ADDITIONAL SENIOR SUBORDINATED NOTES" means the Borrower's senior subordinated notes to be issued pursuant to the Additional Senior Subordinated Indenture, on terms and conditions (including, without limitation, subordination provisions) satisfactory to the Agent, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

               "EXISTING SENIOR SUBORDINATED NOTES" means the Borrower's 8-1/2% senior subordinated notes due 2008 issued pursuant to the Senior Subordinated Note Indenture, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

               "FIRST AMENDMENT EFFECTIVE DATE" means April 29, 2005.

               "OPERATING LEASES" means leases under which any Credit Party or any of its Subsidiaries is the lessee or the obligor, other than capital leases."

     3. AMENDMENT TO TERM LOAN. Section 2.2 of the Credit Agreement is hereby amended by adding the following new clause (f) immediately following clause (e) contained therein:

               "(f) On the First Amendment Effective Date, (i) the aggregate outstanding principal amount of the Term Loans (equivalent to $5,321,428.60) shall be converted into an equivalent amount of Revolving Loans, owing to each of the Lenders in accordance with their respective Commitment Percentages and (ii) the Borrower shall pay to the Agent for the PRO RATA accounts of the Lenders all interest accrued to such date on the Term Loans."

     4. AMENDMENTS TO DOMESTIC LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT.

     (a) Section 2.4(a)(i)(a) of the Credit Agreement is hereby amended by deleting the amount "$12,000,000" contained therein and substituting in lieu thereof the amount "$20,000,000".

     (b) Section 2.4(a)(ii)(a) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" contained therein and substituting in lieu thereof the amount "$10,000,000".

     (c) Section 2.4(b) of the Credit Agreement is hereby amended by (i) deleting the amount "$12,000,000" contained therein and substituting in lieu thereof the amount "$20,000,000" and (ii) deleting the amount "$5,000,000" contained therein and substituting in lieu thereof the amount "$10,000,000".

     5. AMENDMENTS TO PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS; COLLECTION.

     (a) Section 2.7(b)(iv) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" contained therein and substituting in lieu thereof the amount "$10,000,000".

     (b) Section 2.7(g) of the Credit Agreement is hereby amended by deleting the reference to "2.7(d)" contained therein and substituting in lieu thereof a reference to "2.7(e)".

     (c) Section 2.7 of the Credit Agreement is hereby amended by adding the following new clause (h) immediately following clause (g) contained therein:

               "(h) SUSPENSION OF SECTIONS 2.7(C) AND (D). Commencing on the First Amendment Effective Date, the provisions contained in Sections 2.7(c) and (d) shall be inoperative until the Agent, in its sole discretion and upon notice to the Borrower, reinstates such provisions."

     6. AMENDMENT TO PREPAYMENT OF LOANS.

     (a) Section 2.8(a) of the Credit Agreement is hereby amended by adding the following immediately after the first sentence contained therein:

               "Each such prepayment shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of LIBOR Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion."

     (b) Section 2.8(c)(ii) of the Credit Agreement is hereby amended by deleting the text "and corresponding increase in the Domestic Prepayment Reserve" contained therein and adding a period after the word "Commitments".

     7. AMENDMENT TO FEES.

     (a) Section 2.9(b)(x) of the Credit Agreement is hereby amended by deleting the text "one-half of one percent (1/2%)" contained therein and substituting in lieu thereof the text "the Applicable Margin then in effect and applicable to the column "Unused Fees" set forth in the definition of "Applicable Margin""

     (b) Section 2.9(c)(iii) of the Credit Agreement is hereby amended by deleting the proviso contained therein and substituting in lieu thereof the text "PROVIDED that any such fees accruing after the date on which the Revolving

Credit Commitment terminates shall be payable on demand and any fronting fee with respect to documentary Letters of Credit shall be payable upon the issuance of such documentary Letter of Credit.

     8. AMENDMENT TO CHANGE IN DOMESTIC BORROWING BASE, CANADIAN BORROWING BASE AND TERM LOAN BORROWING BASE. Section 2.13 of the Credit Agreement is hereby amended by deleting the first sentence contained therein and substituting in lieu thereof the following sentence:

               "The Domestic Borrowing Base and the Canadian Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to subsection 7.1) by the Agent by reference to the Borrowing Base Certificate, commercial finance and collateral audit reports, the Collateral Update Certificate, Accounts Receivable/Loan Reconciliation Report and/or appraisals or reappraisals of Eligible Fixed Assets delivered to the Lenders and the Agent pursuant to subsection 7.1 together with other information obtained by or provided to the Agent."

     9. AMENDMENT TO COLLECTION OF PROCEEDS OF ACCOUNTS RECEIVABLE. Section 4.3(a) of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section 4.3(a):

               "Notwithstanding the foregoing, (a) commencing on the First Amendment Effective Date, the provisions contained in clause
               (iii)(B) above shall be inoperative until the Agent, in its sole discretion and upon notice to the Borrower, reinstates such provisions and (b) until the Agent reinstates such provisions, all amounts in such accounts shall be transferred to the Borrower's operating account maintained with the Cash Management Bank."

     10. AMENDMENTS TO AFFIRMATIVE COVENANTS.

     (a) Section 7.1(f) of the Credit Agreement is hereby further amended by adding the following text at the end of such Section 7.1(f):

               "PROVIDED that, the Borrower shall only be required to deliver such Borrowing Base Certificate pursuant to this clause (f) in the event that (i) Domestic Excess Availability, as evidenced by the most recent Borrowing Base Certificate delivered pursuant to
               Section 7.1(g), is less than $12,000,0000 or (ii) Domestic Excess Availability is less than $15,000,000 but not less than
               $12,000,000, as evidenced by the most recent Borrowing Base Certificate delivered pursuant to Section 7.1(g), and the Domestic Excess Availability has not, as evidenced by an updated Borrowing Base Certificate, been increased to an amount equal to or greater than $15,000,000 within ten (10) days of delivery of such original Borrowing Base Certificate; PROVIDED further that, in the event that the Domestic Excess Availability, as evidenced by the Borrowing Base Certificates delivered pursuant to Section 7.1(g) for any three consecutive months following the occurrence of an event described in clause (i) or (ii) above, is at or above $15,000,000, such requirement to deliver a Borrowing Base Certificate pursuant to this clause (f) shall terminate (it being understood that such requirement to deliver a Borrowing Base Certificate pursuant to this clause (f) shall be reinstated in the event that the circumstances described in clause (i) or (ii) are repeated);"

     (b) Section 7.1(g) of the Credit Agreement is hereby amended by deleting clause (i) contained therein and substituting in lieu thereof the following:

               "(i) a Borrowing Base Certificate in the form attached hereto as EXHIBIT B-1 setting forth the Domestic Borrowing Base and Canadian Borrowing Base, together with an updated list of Eligible Fixed Assets as of such month ended and a list of all Hedging Agreements entered into by any Credit Party during such month,"

     (c) Section 7.1(j) of the Credit Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following:

               "INTENTIONALLY OMITTED."

     (d) Section 7.6 of the Credit Agreement is hereby amended by deleting the first PROVISO contained therein and substituting in lieu thereof the following:

               "PROVIDED that, so long as no Default has occurred and is continuing, (x) all such visits shall be on reasonable prior notice, at reasonable times during regular business hours and (y) the Agent shall not conduct commercial finance examinations more than once in any 365 day period; PROVIDED that, the Agent shall have the right to conduct commercial finance examinations once in any 180 day period while the Credit Parties are required to deliver a Borrowing Base Certificate pursuant to Section 7.1(f); and PROVIDED further that after the occurrence and during the continuance of any Default, the Agent and the Lenders may visit at any reasonable times."

     (e) Section 7.9 of the Credit Agreement is hereby amended by adding the following text immediately following the text "Existing Indebtedness":

               ", a portion of the Senior Subordinated Notes (solely to the extent permitted pursuant to Section 8.6(e))"

     11. AMENDMENT TO NEGATIVE COVENANTS.

     (a) Section 8.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e) and adding the following new clauses immediately following clause (f):

               "(g) Indebtedness of any Credit Party or any Subsidiary of a Credit Party under any Operating Lease; PROVIDED that the aggregate amount of such Indebtedness of the Credit Parties and their Subsidiaries shall not exceed $6,000,000 annually; and

               (h) Indebtedness of the Borrower in the aggregate principal amount not to exceed $125,000,000, evidenced or incurred under the Additional Senior Subordinated Note Documents; PROVIDED that
               (i) all principal and interest of the Existing Senior Subordinated Notes shall be contemporaneously repaid in full and
               (ii) such Indebtedness is designated as "Senior Indebtedness" under the Additional Senior Subordinated Note Indenture."

     (b) Section 8.5 of the Credit Agreement is hereby amended by deleting clause (b) contained therein and substituting in lieu thereof the following:

               "(b) The Credit Parties will not, and will not permit any of their Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business on a non-speculative basis to hedge or mitigate risks to which the Credit Parties are exposed in the conduct of their business or the management of their liabilities."

     (c) Section 8.6 of the Credit Agreement is hereby amended by adding the following new clause (e):

               "(e) (i) prepayments of principal of the Senior Subordinated Notes so long as (A) no Default shall have occurred or be continuing and no Default shall be caused thereby, (B) the Credit Parties shall be in compliance with each of the financial covenants set forth in Section 8.10 for the most recent applicable period ended prior to such payment, (C) the Fixed Charge Coverage Ratio for the period of two (2) quarters ending prior to such payment, calculated on a pro forma basis giving effect to the making of such payment of principal (as if such payment were made on the first day of such period and including the amount of such payment in clause (b)(ii) of the definition of "Fixed Charge Coverage Ratio" in the calculation of Fixed Charge Coverage Ratio as if they were scheduled or required payments) shall not be less than 1.25:1.00, and the Credit Parties shall deliver a Compliance Certificate prior to such payment demonstrating such Fixed Charge Coverage Ratio, (D) Domestic Excess Availability, calculated on a pro forma basis after giving effect to such payment shall not be less than $15,000,000, and the Agent  shall  have  received  a  Borrowing  Base  Certificate demonstrating the same, (E) the number of days of average outstandings for the Borrower's accounts payable over the three
               (3) month period prior to such payment shall not exceed thirty five (35), (F) the Agent shall have received evidence that the Credit Parties have obtained all necessary consents from the holders of the Senior Notes with respect to such payment and shall have received a legal opinion, covering such matters relating to such payment as the Agent shall reasonably request,
               (G) the Credit Parties shall have closed a tender offer with respect to all Existing Senior Subordinated Notes that remain outstanding after giving effect to such payment, and (H) the aggregate amount of such payments shall not be greater than $155,000,000 (provided that the aggregate amount of the prepayments of the Existing Senior Subordinated Notes shall not exceed $145,000,000); and PROVIDED that not more than $30,000,000 of such payments may be funded with the proceeds of Revolving Credit Loans; or (ii) prepayments of principal of the Existing Senior Subordinated Notes so long as the conditions set forth in
               (i)(A)-(F) are satisfied and the aggregate amount of such payments shall not be greater than $30,000,000; and PROVIDED that not more than $30,000,000 of such payments may be funded with the proceeds of Revolving Credit Loans."

     (d) Section 8.10(a) of the Credit Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following:

               "INTENTIONALLY OMITTED."

     (e) Section 8.10(b) of the Credit Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following:

         ------------------------------------------- -----------------------
                           PERIOD                             RATIO
         ------------------------------------------- -----------------------

            June 30, 2004 and each fiscal quarter         4.25 to 1.00
                      ending thereafter
         ------------------------------------------- -----------------------


     (f) Section 8.10(d) of the Credit Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following:

               "INTENTIONALLY OMITTED."

     (g) Section 8.15 of the Credit Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following:

               "INTENTIONALLY OMITTED."

     12. AMENDMENT TO EVENTS OF DEFAULT. Section 9.1(p) of the Credit Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following:

               "INTENTIONALLY OMITTED."

     13. NEW AGENT.

     (a) Article 10 of the Credit Agreement is hereby amended by adding the following new section immediately following Section 10.11:

               "10.12. ASSIGNMENT TO BANK OF AMERICA. Effective on the First Amendment Effective Date, (a) Fleet hereby resigns as Agent and Fleet National Bank hereby resigns as Issuing Lender (except with respect to the Letters of Credit outstanding on such date) and Cash Management Bank (b) the Required Lenders hereby appoint Bank of America, N.A. as Agent, Issuing Lender and Cash Management Bank and (c) Fleet and Fleet National bank hereby assigns to, and Bank of America, N.A. hereby assumes, all of the rights (including, without limitation, all liens and security interests granted to Fleet in its capacity as Agent) and obligations of Fleet as Agent and Fleet National Bank as Issuing Lender and Cash Management Bank. The Credit Parties agree to continue to maintain all current accounts with Fleet National Bank with Fleet National Bank and Fleet National Bank will continue to comply with any instructions from the Agent without the further consent of the

               Credit Parties. The Credit Parties and the Lenders authorize Bank of America, N.A. to take all actions and file all such documents and statements to reflect such assignment.

     (b) Section 10.6 of the Credit Agreement is hereby amended by deleting the period at the end of the second sentence contained therein and substituting in lieu thereof the following:

               "; PROVIDED that if the Agent shall notify the Credit Parties and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section. Any resignation by Bank of America as Agent pursuant to this Section shall also constitute its resignation as Issuing Lender. Upon the acceptance of a successor's appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, (b) the retiring Issuing Lender shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

     14. AMENDMENT TO NOTICES. Subsection 11.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "(b) if to the Agent, to Bank of America, N.A., One East Avenue, 10th Floor, Mail Stop NY7-144-10-03, Rochester, NY 14638,
               Attention: Colleen M. O'Brien Telephone no. 585-546-9362 and Fax no. 585-546-9278, with a copy to Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, Attention: Matthew F. Furlong, Telephone no. (617) 951-8904 and Fax no. (617) 951-8736;

     15. AMENDMENT TO SCHEDULES. (a) SCHEDULE 1.1-(A) to the Credit Agreement is hereby deleted and replaced with SCHEDULE 1.1-(A) attached hereto, (b) SCHEDULE 1.1-(B) to the Credit Agreement is hereby deleted and replaced with SCHEDULE 1.1-(B) attached hereto, and (c) SCHEDULE 2.1 of the Credit Agreement is hereby deleted and replaced with SCHEDULE 2.1 attached hereto.

     16. AMENDMENT TO EXHIBITS. (a) EXHIBIT B-1 to the Credit Agreement is hereby deleted and replaced with EXHIBIT B-1 attached hereto and (b) EXHIBIT B-2 to the Credit Agreement is hereby deleted and replaced with EXHIBIT B-2 attached hereto

     17. AFFIRMATION AND ACKNOWLEDGMENT. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby. Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guarantee remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guarantee obligations under the Credit Agreement and the other Loan Documents. The Borrower and the Guarantors hereby confirm that the Obligations or Guarantee obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guarantee obligations under the Credit Agreement, as the case may be.

     18. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

     (a) The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the Borrower's or any Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment, the Credit Agreement, as amended hereby, or any pledge described herein.

     (d) The representations and warranties contained in ss.5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     19. RATIFICATION, ETC. Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     20. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent:

     (a) this Amendment signed by the Borrower, the Guarantors, the Agent and the Lenders;

     (b) the Agent shall have received a certificate from the Borrower containing (i) a representation from the Borrower that the Indebtedness of the Borrower incurred under the Credit Agreement (as amended hereby) is permitted under the Senior Note Documents and the Senior Subordinated Note Documents and
(ii) a calculation, in form and substance satisfactory to the Agent, evidencing compliance (after giving effect to this Amendment) with Section 4.03(b)(1) of the Senior Note Indenture;

     (c) the Agent shall have received a favorable written opinion (i) from Phillips Lytle LLP, special counsel to the Borrower and Yale Industrial Products, Inc. covering such matters relating to this Amendment and the transactions contemplated hereby as the Agent shall reasonably request and (ii) Hodgson Russ LLP covering such matters relating to the Senior Notes and the Senior Subordinated Notes as the Agent shall reasonably request;

     (d) the Agent shall have received such other items, documents, agreements, items or actions as the Agent may reasonably request, including, without limitation, corporate authority documents and incumbency certificates of the Borrower and Yale Industrial Products, Inc.;

     (e) no Default or Event of Default shall have occurred and be continuing;

     (f) the Borrower shall have paid all fees and expenses of the Agent in connection with the preparation of this Amendment and the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel to the Agent; and

     (g) the Lenders shall have received from the Borrower fully executed amended and restated revolving credit notes in favor of each Lender.

     21. POST-CLOSING COVENANT. (a) Within thirty (30) days of the First Amendment Effective Date, the Borrower shall deliver, or cause to be delivered,
(i) favorable written opinions from counsel to the Canadian Borrowers and Crane Equipment & Service, Inc. covering such matters relating to this Amendment and the transactions contemplated hereby as the Agent shall reasonably request and
(ii) corporate authority documents and incumbency certificates of the Canadian Borrowers and Crane Equipment & Service, Inc. and (b) within forty-five (45) days of the First Amendment Effective Date, the Borrower shall deliver, or cause to be delivered, (i) favorable written opinions from counsel to Audubon Europe S.A.R.L. covering such matters relating to this Amendment and the transactions contemplated hereby as the Agent shall reasonably request and (ii) corporate authority documents and incumbency certificates of Audubon Europe S.A.R.L.

     22. COUNTERPARTS. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     23. DELIVERY BY FACSIMILE. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     24. MISCELLANEOUS PROVISIONS.

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) Pursuant to Section 11.3 of the Credit Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Credit Parties whether or not this Amendment is consummated.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as of the date first set forth above.


                                          BORROWER

                                          COLUMBUS MCKINNON CORPORATION

                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President - Treasurer


                                          CANADIAN BORROWERS
                                          ------------------

                                          LARCO INDUSTRIAL SERVICES LTD


                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President

                                          COLUMBUS MCKINNON LIMITED

                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President


                                          GUARANTORS
                                          ----------

                                          YALE INDUSTRIAL PRODUCTS, INC.

                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President

                                          CRANE EQUIPMENT & SERVICE, INC.


                                          By:    /S/ KAREN L. HOWARD
                                                 -------------------------------
                                          Name:  Karen L. Howard
                                          Title: Vice President

                                          AUDUBON EUROPE S.A.R.L.


                                          By:    /S/ ROBERT R. FRIEDL
                                                 -------------------------------
                                          Name:  Robert R. Friedl
                                          Title: Manager


                                          By:    /S/ Romain Thillens
                                                 -------------------------------
                                          Name:  Romain Thillens
                                          Title: Manager

                                          BANK OF AMERICA, N.A.
                                          as Administrative Agent

                                          By:    /S/ Tamisha U. Eason
                                                 -------------------------------
                                          Name:  Tamisha U. Eason
                                          Title: Agency Management Officer

                                          BANK OF AMERICA, N.A.
                                          as Lender, Issuing Lender, and Cash
                                             Management Bank

                                          By:    /S/ Colleen M. O'Brien
                                                 -------------------------------
                                          Name:  Colleen M. O'Brien
                                          Title: Vice President

                                          CHARTER ONE BANK, NATIONAL ASSOCIATION

                                          By:    /S/ Jeffrey P. Kenefick
                                                 -------------------------------
                                          Name:  Jeffrey P. Kenefick
                                          Title: Vice President

                                          WACHOVIA CAPITAL FINANCE CORPORATION
                                          (CENTRAL)


                                          By:    /S/ BARRY FELKER
                                                 -------------------------------
                                          Name:  Barry Felker
                                          Title: Associate

                                          MANUFACTURERS AND TRADERS TRUST
                                          COMPANY


                                          By:    /S/ ANDREW M. CONSTANTINO
                                                 -------------------------------
                                          Name:  Andrew M. Constantino
                                          Title: Vice President

                                         MERRILL LYNCH CAPITAL, A DIVISION OF
                                         MERRILL LYNCH BUSINESS FINANCIAL
                                         SERVICES INC.

                                          By:    /S/ NICOLA ROBERTS
                                                 -------------------------------
                                          Name:  Nicola Roberts
                                          Title: Assistant Vice President

Acknowledged and Agreed by:

FLEET CAPITAL CORPORATION


By:    /S/ MATTHEW BOURGEOIS
       ---------------------------
Name:  Matthew Bourgeois
Title: Vice President


FLEET NATIONAL BANK

By:    /S/ MATTHEW BOURGEOIS
       ---------------------------
Name:  Matthew Bourgeois
Title: Officer